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                                  EXHIBIT 32.1
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, KUO-AN WANG, President and Chief Executive Officer (principal executive officer) of Kid Castle Educational Corporation (the "Registrant"), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

                                          /s/ Kuo-An Wang
                                    --------------------------------------------
                                    Name: Kuo-An Wang
                                    Date: November 15, 2004

Exhibit 32.1

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